UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2195 South Downing Street
Denver, Colorado	80210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Press Release

On March 7, 2025, the Company issued a press release announcing the repurchase of 150,000 shares of its 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, a copy of which is attached hereto as Exhibit 99.1. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On March 4, 2025, the Board of Directors of Modiv Industrial, Inc. (the “Company”) authorized the Company to repurchase shares of its 7.7375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, up to an aggregate amount not to exceed the aggregate amount of proceeds from sales of the Company’s Class C common stock, $0.001 par value per share, during the trailing twelve month period (the “Repurchase Program”). Repurchases under the Repurchase Program may be made through open market purchases, block purchases, privately negotiated transactions or other methods of acquiring shares permitted by applicable law, and the amount and timing of any repurchases will be dependent on various factors, including market conditions and corporate and regulatory considerations. Repurchases under the Repurchase Program may also be made pursuant to a plan adopted under Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended.

The Repurchase Program expires on December 31, 2026, and it may be suspended or discontinued at any time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Modiv Industrial, Inc. Press Release dated March 7, 2025
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: March 7, 2025